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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): MAY 14, 2008 (MAY 7, 2008)

                         UNIVERSAL DETECTION TECHNOLOGY
               (Exact name of Registrant as specified in charter)

         California                   000-14266                 95-2746949
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)

                         9595 Wilshire Blvd., Suite 700
                         Beverly Hills, California 90212
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 248-3655

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

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This Form 8-K and other reports filed by Universal Detection Technology (the
"Company"), from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company's management as well as estimates and assumptions made by the Company's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Company's or the Company's management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company's industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS.

(B)   RESIGNATION OF PRINCIPAL OFFICER AND DIRECTOR

      Effective May 7, 2008, Mr. Michael Collins resigned as a member of the Board of Directors of the Company. Mr. Collins' resignation was not the result of any disagreement with or dispute over issues involving the management of the Company.

(D)   APPOINTMENT OF DIRECTOR

      Effective May 12, 2008, by written consent of the Board of Directors Dr. Leonard Makowka was appointed as a director of the Company to fill the vacancy resulting from Mr. Collins' resignation.

      Dr. Makowka is recognized as one of the world's leading authorities in hepatic science (study relating to the liver). In addition to his clinical accomplishments, he has successfully served in numerous executive positions. From 1995 to 1997, Dr. Makowka was the founder and Executive Director of the Comprehensive Liver Disease and Treatment Center at St. Vincent Medical Center in Los Angeles, California. Between 1989 and 1995, Dr. Makowka was the Chairman of the Department of Surgery and Director of Transplantation Services at Cedars-Sinai Medical Center in Los Angeles, California. He was also Professor of Surgery at the UCLA School of Medicine. Beginning in 1985 until relocating to Los Angeles in 1989, Dr. Makowka trained under Dr. Thomas Starzl, the pioneer of liver transplantation, and was appointed Associated Professor in the Department of Surgery at the University of Pittsburgh. Dr. Makowka received his MD degree from the University of Toronto Medical School in 1977, and Master of Science and Doctorate of Philosophy from the University of Toronto's Department of Pathology in 1979 and 1982. He has published over 400 articles and chapters in both clinical and basic scientific research and has lectured worldwide. As one of the world's leading authorities in his field, Dr. Makowka has performed hundreds of hepatobiliary and liver transplant procedures.

      There is no familial relationship among Dr. Makowka and any of the Company's directors or officers.

      During the last two years, there has been no transaction that the Company was or is a party to in which Dr. Makowka had or is to have a direct or indirect material interest.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


UNIVERSAL DETECTION TECHNOLOGY

By:   /s/ Jacques Tizabi
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      Jacques Tizabi
      Chief Executive Officer
      Dated: May 13, 2008